UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2025, Mersana Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (1) to elect three Class II directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (“Proposal 1”), (2) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 29, 2025 (“Proposal 2”), (3) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 3”), and (4) to approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Company’s Board of Directors, without further approval or authorization of the Company’s stockholders (“Proposal 4” or the “Reverse Stock Split Proposal”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three persons listed below as Class II directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Allene M. Diaz	63,634,144	1,190,888	29,986	21,366,700
Andrew A. F. Hack, M.D., Ph.D.	63,779,513	1,058,769	16,736	21,366,700
Kristen M. Hege, M.D.	49,598,858	15,237,596	18,564	21,366,700

Proposal 2 – Advisory Vote on Executive Compensation

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
63,571,120	1,136,066	147,832	21,366,700

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
85,866,981	337,691	17,046

Proposal 4 – Reverse Stock Split Proposal

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
83,480,640	2,489,457	251,621

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: June 13, 2025	By:	/s/ Alejandra Carvajal
Alejandra Carvajal
Senior Vice President, Chief Legal Officer and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: June 13, 2025	By:	/s/ Brian DeSchuytner
Brian DeSchuytner
Senior Vice President, Chief Financial Officer